                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report (the "Report") of Powell Industries, Inc. (the "Company") on Form 10-Q for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Thomas W. Powell, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.



Date: May 30, 2003                           /s/   THOMAS W. POWELL
                                         -------------------------------------
                                         Thomas W. Powell
                                         President and Chief Executive Officer